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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                    CURRENT REPORT PURSUANT
                 TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                        January 29, 1999
        Date of Report (Date of earliest event reported)


                    PAYLESS SHOESOURCE, INC.
     (Exact Name of Registrant as Specified in its Charter)


                            DELAWARE
         (State or Other Jurisdiction of Incorporation)

        1-14770                                 43-1813160
  (Formerly File Numbers             (IRS Employer Identification No.)
  1-111633 and 333-50577)
  (Commission File Number)


                  3231 Southeast Sixth Street
                   Topeka, Kansas 66607-2207
       (Address of Principal Executive Office) (Zip Code)


                         (785) 233-5171
     (Registrant's Telephone Number, Including Area Code)



















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Item 5. Other Events.

     On January 29, 1999, Payless ShoeSource, Inc., a Delaware corporation (the "Company"), announced that Ken C. Hicks has been named President of the Company and elected to the Company's Board of Directors. Richard A. Jolosky, the Company's previous President, was appointed Vice-Chairman and continues as a member of the Company's Board of Directors. A copy of the Company's press release, dated January 29, 1999 is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

(c) Exhibits.
     99.1 Press Release, dated January 29, 1999.


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PAYLESS SHOESOURCE, INC.

Date: January 29, 1999          By: /s/ Ullrich E. Porzig
     -----------------             ---------------------------------------
                                     Ullrich E. Porzig
                                     Senior Vice President,
                                     Chief Financial Officer and Treasurer

























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                               EXHIBIT INDEX

       Exhibit No.         Exhibit
       -----------         -------
          99.1             Press Release, dated January 29, 1999.




















































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PRESS RELEASE, DATED JANUARY 29, 1999             EXHIBIT 99.1

For Immediate Release          Contact:  Timothy J. Reid  (785) 295-6695

Ken C. Hicks named President and Director of Payless ShoeSource

Topeka, Kan., Jan. 29, 1999 - Payless ShoeSource, Inc. announced today that it has named Ken C. Hicks President and elected him to the company's Board of Directors. He will report to Steven J.
Douglass, Chairman and Chief Executive Officer of Payless.

Mr. Hicks most recently served as Executive Vice President of Home Shopping Network, the Florida based, electronic retailer. Prior to joining Home Shopping Network, Mr. Hicks had worked for eleven years at The May Department Stores Company. In his last position with The May Department Stores Company, he served as Senior Vice President-General Merchandise Manager, Foley's Department Stores, Houston, Texas.

In making the announcement, Steven J. Douglass said, "we are very pleased to have an executive with Ken's merchandising and strategy development background join Payless ShoeSource. Ken will have responsibility for the Merchandising, Marketing and Sourcing direction of our company. He joins me in a key leadership role in directing our core business, the Payless ShoeSource chain, as well as assessing new opportunities for our corporation."

Mr. Hicks joined The May Department Stores Company in 1987 and served initially as Senior Vice President Strategic Planning and later, as Senior Vice President-General Merchandise Manager for May Merchandising Corporation. Prior to that he was a Senior Engagement Manager with McKinsey and Company, Inc., for six years.

Mr. Hicks received a B. S. degree from the United States Military
Academy in 1974 and an MBA from the Harvard Business School in 1982. He is married to the former Lucile Boland of Houston, Texas.

Payless ShoeSource also announced that the company's current President, Richard A. Jolosky, has been appointed Vice-Chairman. Mr. Jolosky continues as a member of the company's Board of Directors. Mr. Jolosky will focus his attention on product development and Parade of Shoes.

Payless ShoeSource, Inc., is North America's largest family footwear retailer. The company operates 4,361 Payless ShoeSource stores offering quality family footwear at affordable prices.
Payless also operates 214 Parade of Shoes stores featuring fashionable women's footwear.







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